SECURED TERM PROMISSORY NOTE
                         VERTICAL COMPUTER SYSTEMS, INC.

US $438,795.31                                                 February 13, 2006

      FOR VALUE RECEIVED, the undersigned, Vertical Computer Systems, Inc., a Delaware corporation, ("Debtor"), hereby covenants and promises to pay to Tara Financial Services, Inc., a California corporation, ("Payee"), the principal sum of FOUR HUNDRED THIRTY-EIGHT THOUSAND SEVEN HUNDRED NINETY-FIVE AND 31/100 DOLLARS, ($438,795.31), together with interest thereon at a rate equal to twelve percent (12%) per annum, compounded annually, which shall be payable as follows:

      (a) principal and interest are due and payable in equal monthly installments of FIVE THOUSAND SEVEN HUNDRED SIXTY-THREE AND 22/100 ($5,763.22), on the first day of each month, beginning March 1, 2006, and continuing through September 1, 2006;

      (b) beginning on October 1, 2006, and continuing through December, 2006, interest only is due and payable monthly as it accrues;

      (c) beginning on January 1, 2007, the unpaid principal balance and interest are due and payable in equal monthly installments of FIVE THOUSAND SEVEN HUNDRED SIXTY-THREE AND 22/100 ($5,763.22), and continuing until February 1, 2018 (the "Maturity Date"), upon which date all outstanding principal and interest shall be due and payable in full.

      All payments shall be made at 3436 Verdugo Road, Suite 250, Glendale, CA 91208, or at such other place as the holder of this Note may designate by notice to the Debtor.

      Payments shall be applied first to accrued interest and the remainder to reduction of the Principal Amount.

Debtor and Payee covenant and agree as follows:

      1. Prepayment. This Note may, at the option of the Debtor, be prepaid, in whole or in part, at any time through the due date of the final payment hereunder, in order of maturity. Any such prepayment shall be without penalty or premium but shall include the payment of accrued interest, if any, on the amount prepaid to and including the date of prepayment. The Maturity Date shall remain the same and a new amortization schedule shall be prepared upon Payee's receipt of any prepayment amount.

      2. Payee's Right of Acceleration. Upon the occurrence of an Event of Default, as said term is defined in Section 3 herein, the entire remaining principal balance and other fees and charges with respect to this Note shall, at Payee's option, become immediately due and payable.


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      3.  Default  and  Payee's  Rights Upon  Default.  If any payment  required hereunder is not made when due, same shall constitute an event of default ("Event of Default"). If any Event of Default occurs, then from the date such Event of Default occurs until it is cured or waived in writing, in addition to any agreed upon charges, the then outstanding principal balance of this Note shall thereafter bear interest at a rate of eighteen (18%) percent per annum (the "Default Rate") computed on the basis of a year of three hundred sixty
(360) days and actual days elapsed unless collection from the Debtor of interest at such rate would be contrary to applicable law, in which event such amount shall bear interest at the highest rate which may be collected from the Debtor under applicable law.

      4. Savings Clause. Interest on the debt evidenced by this Note will not exceed the maximum rate or amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the Principal Amount or; if the Principal Amount has been paid, refunded. On any acceleration or required or permitted prepayment, any excess interest will be canceled automatically as of the acceleration or prepayment or, if the excess interest has already been paid, credited on the Principal Amount or, if the Principal Amount has been paid, refunded. This provision overrides any conflicting provisions in this Note and all other instruments concerning the debt.

      5. General Provisions.

            5.1 If this Note is not paid when due, or upon the occurrence of an Event of Default, the Debtor further promises to pay all costs of collection, foreclosure fees, reasonable attorneys' fees and expert witness fees incurred by the Payee, whether or not suit is filed hereon.

            5.2 The undersigned hereby consents to any and all renewals, replacements and/or extensions of time for payment of this Note before, at or after maturity.

            5.3 No delay or omission on the part of the Payee of this Note in exercising any right shall operate as a waiver thereof or of any other right.

            5.4 No waiver by the Payee of this Note upon any one occasion shall be effective unless in writing nor shall it be construed as a bar or waiver of any right or remedy on any future occasion.

            5.5 All the terms of this Note shall be binding upon and incur to the benefit of and be enforceable by the parties hereto and their respective heirs, representatives, successors and assigns, whether or not so expressed.

            5.6 Time is of the essence for the performance by the undersigned of the obligations set forth in this Note.

            5.7 Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

            5.8 This Note cannot be changed, modified, amended or terminated orally.


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            5.9 This Note  shall be  governed  by,  construed  and  enforced  in accordance with the laws of the State of California without reference to the principles of conflicts of laws thereof.

            5.10 The Debtor shall have forty-five (45) days to cure a payment default after notice of default thereof sent to Debtor by or on behalf of Payee.

            5.11 Principal of, and interest on, this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall not accrue until such next succeeding business day.

            5.12 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEBTOR WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION OR PROCEEDING AND ACKNOWLEDGES THAT YOUR ACCEPTANCE OF THIS NOTE CONSTITUTES YOUR WAIVER OF ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION OR PROCEEDING.

            5.13 The jurisdiction, venue and choice of law provision set forth herein will survive the termination of this Note.

         6. Security Agreement. This Note is secured by a security interest in certain collateral as identified in that certain Asset Pledge Agreement, between Debtor and Payee, dated as of February 13, 2006 (as the same has been amended, revised, or amended and restated from time to time, the "Asset Pledge Agreement"). All of the terms and conditions of the Asset Pledge Agreement are incorporated herein and made a part hereof. Nothing herein shall be deemed to limit any of the terms, provisions, conditions, representations, stipulations, or agreements contained in the Asset Pledge Agreement or any other present or future document, instrument or agreement, between the Debtor and Payee, and all of Payee's rights and remedies hereunder and thereunder are cumulative.

      7. Debtor and all guarantors, endorsers and sureties consent that Payee at any time may extend the time of payment of all or any part of the indebtedness secured hereby, or may grant any other indulgences.

      8. Except as otherwise stated herein, all notices, responses, requests, documents and service of legal process will be sufficiently given or served if mailed or delivered via certified mail, return receipt requested, or by a nationally recognized overnight delivery service: (a) to Debtor at 201 Main Street, Ste. 1175, Fort Worth, Texas 76102; and (b) to Payee at 3436 Verdugo Road, Suite 250, Glendale, CA 91208, or such other address as the parties may specify from time to time in the manner required for notice set forth herein. Notices shall be effective: (a) if given by certified mail, on the fifth (5th) day after deposit in the mail with postage prepaid, addressed as aforesaid; and
(b) if given by a nationally recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid with receipt of delivery.


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THIS NOTE CONTAINS A JURY WAIVER.

DEBTOR:

Vertical Computer Systems, Inc.
a Delaware corporation

By:
   --------------------------------------------------
   Richard Wade,
   President


STATE OF CALIFORNIA    ss.
                       ss.
COUNTY OF ___________  ss.

      On the 13 day of February in the year 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Wade, President of Vertical Computer Systems, Inc., a Delaware corporation, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                        ________________________
                                                        Notary Public in and for
                                                        the State of California


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